Inventories	12 Months Ended
Mar. 31, 2013
Inventories:
Inventory Disclosure [Text Block]

11. Inventories

Effective December 30, 2007 (beginning of 4th quarter of Fiscal Year 2008), the Company changed its inventory valuation method from the lower of cost, determined under the FIFO method, or market to the lower of cost, determined under the LIFO method, or market. In the high inflation environment that the Company was experiencing, the Company believed that the LIFO inventory method was preferable over the FIFO method because it better compares the cost of current production to current revenue. The effect of LIFO was to increase net earnings by $2,738,000 in 2013, reduce net earnings by $30,771,000 in 2012 and increase net earnings by $5,104,000 in 2011, compared to what would have been reported using the FIFO inventory method. The increase in earnings per share was $0.24 ($0.24 diluted) in 2013, the reduction in earnings per share was $2.53 ($2.52 diluted) in 2012, and the increase in earnings per share was $0.42 ($0.42 diluted) in 2011. During 2012, certain inventory quantities accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The impact on net earnings of these liquidations was an increase of $2,899,000. The inventories by category and the impact of implementing the LIFO method are shown in the following table:

	2013	2012	2011
	(In thousands)

Finished products	$445,278	$406,164	$390,754
In process	18,107	24,451	21,680
Raw materials and supplies	149,359	139,045	132,690
	612,744	569,660	545,124
Less excess of FIFO cost over LIFO cost	133,014	137,227	89,888
Total inventories	$479,730	$432,433	$455,236